CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
CONSOLIDATED STATEMENTS OF OPERATIONS
Revenues	$ 7,562,982	$ 3,403,648
Cost of revenues	6,181,279	3,195,966
Gross profit	1,381,703	207,682
Operating expenses
General and administrative	3,356,791	2,603,138
Stock-based compensation	2,531,568	1,982,795
Legal and professional	1,459,571	1,131,127
Depreciation and amortization	250,558	68,080
Impairment of intangible asset	0	139,700
Total operating expenses	7,598,488	5,924,840
Loss from operations	(6,216,785)	(5,717,158)
Other income (expense)
Interest expense	(656,655)	(198,845)
Amortization of debt discount	(4,866,476)	(1,019,319)
Financing costs	(4,156,291)	(368,118)
Change in fair value of derivative liability	3,107,808	140,532
Total other income (expense)	(6,571,614)	(1,445,750)
Net loss	$ (12,788,399)	$ (7,162,908)
Loss per share	$ (0.36)	$ (0.20)
Weighted average shares outstanding - basic	36,010,459	34,958,482